UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.)

Filed by the Registrant ◻
Filed by a Party other than the Registrant ◻
Check the appropriate box:
◻	Preliminary Proxy Statement
◻	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
◻	Definitive Proxy Statement
⌧	Definitive Additional Materials
◻	Soliciting Material under §240.14a-12

HarborOne Bancorp, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
◻	No fee required.
◻	Fee paid previously with preliminary materials.
◻	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Your Vote Counts! HARBORONE BANCORP, INC. 2024 Annual Meeting Vote by May 14, 2024 11:59 PM ET You invested in HARBORONE BANCORP, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 15, 2024. Get informed before you vote View the Notice of the Annual Meeting, 2024 Proxy Statement, and the 2023 Annual Report to Shareholders online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 1, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Person at the Meeting* May 15, 2024 10:00 AM EDT Goodwin Procter LLP 100 Northern Avenue Boston, MA 02210 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Smartphone users Point your camera here and vote without entering a control number V2.0 For complete information and to vote, visit www.ProxyVote.com Control # V33594-P08091 HARBORONE BANCORP, INC. ATTN: INEZ FRIEDMAN-BOYCE 770 OAK STREET BROCKTON, MA 02301

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting to be held on May 15, 2024. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V33595-P08091 1. The election of the three Class II director nominees named in the proxy statement to serve on our Board of Directors for a term of three years and until their respective successors are duly elected and qualified; Nominees: 1a. Mandy Lee Berman For 1b. Anne H. Margulies For 1c. William A. Payne For 2. The ratification of the appointment of Crowe LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024; and For 3. A non-binding advisory resolution to approve the compensation of the Company’s named executive officers. For